UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 3, 2020
MIND Technology, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13490	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2002 Timberloch Place, Suite 400, The Woodlands, Texas		77380
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	936-291-2277
Mitcham Industries, Inc.
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock - $0.01 par value per share	MIND	The NASDAQ Stock Market LLC
Series A Preferred Stock - $1.00 par value per share	MINDP	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

As further described below, Mitcham Industries, Inc., a Texas corporation (the “Predecessor Registrant”), merged with and into its wholly owned subsidiary, MIND Technology, Inc., a Delaware corporation (the “Company”), on August 3, 2020, pursuant to an Agreement and Plan of Merger, dated as of August 3, 2020 (the “Reincorporation Merger Agreement”), with the Company continuing as the surviving corporation (the “Reincorporation Merger”). On August 3, 2020, the effective time of the Reincorporation Merger (the “Effective Time”), the Company was renamed “MIND Technology, Inc.” and succeeded to the assets, continued the business and assumed the rights and obligations of the Predecessor Registrant existing immediately prior to the Effective Time. The Reincorporation Merger was consummated by the filing of certificates of merger on August 3, 2020 with the Secretary of State of the State of Texas (the “Texas Certificate of Merger”) and the Secretary of State of the State of Delaware (the “Delaware Certificate of Merger”). Copies of the Texas Certificate of Merger and the Delaware Certificate of Merger are filed as Exhibits 3.1 and 3.2, respectively, and are each incorporated herein by reference. The Reincorporation Merger Agreement and transactions contemplated thereby were adopted by the shareholders of the Predecessor Registrant at the annual meeting of the shareholders of the Predecessor Registrant held on July 27, 2020 (the “Annual Meeting”).

At the Effective Time, pursuant to the Reincorporation Merger Agreement, (i) each outstanding share of common stock, par value $0.01 per share, of the Predecessor Registrant (“Predecessor Common Stock”), automatically converted into one share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”), and (ii) each outstanding share of 9.00% Series A Cumulative Preferred Stock, par value $1.00 per share, of the Predecessor Registrant (“Predecessor Series A Preferred Stock”) automatically converted into one share of 9.00% Series A Cumulative Preferred Stock, par value $1.00 per share, of the Company (“Company Series A Preferred Stock”).

Similar to the shares of Predecessor Common Stock and Predecessor Series A Preferred Stock prior to the Reincorporation Merger, the shares of Company Common Stock trade on the NASDAQ Stock Market LLC (“NASDAQ”) under the symbol “MIND” and the shares of Company Series A Preferred Stock trade on the NASDAQ under the symbol “MINDP”. In accordance with the Reincorporation Merger Agreement, each outstanding certificate previously representing shares of Predecessor Common Stock or Predecessor Series A Preferred Stock automatically represents, without any action of the Predecessor Registrant’s shareholders, the same number of shares of Company Common Stock or Company Series A Preferred Stock, as applicable. The Company Common Stock has been assigned a new CUSIP number of 602566 101 and the Company Series A Preferred Stock has been assigned a new CUSIP number of 602566 200.

Pursuant to the Reincorporation Merger Agreement, at the Effective Time, the directors and officers of the Predecessor Registrant immediately prior to the Reincorporation Merger became the directors and officers of the Company and continued their respective directorship or services with the Company on the same terms as their respective directorship or service with the Predecessor Registrant immediately prior to the Effective Time. In addition, the standing committees of the board of directors of the Predecessor Registrant (the Compensation Committee, Audit Committee, Nominating Committee and Strategic Planning Committee) and the members thereof remain unchanged following the Effective Time.

As a result of the Reincorporation Merger, the internal affairs of the Company ceased to be subject to the Texas Business Organizations Code (“TBOC”) or governed by the Predecessor Registrant’s Amended and Restated Articles of Incorporation (the “Texas Certificate”) and its Third Amended and Restated Bylaws (the “Texas Bylaws”). As of the Effective Time, the Company is subject to the Delaware General Corporation Law (“DGCL”) and is governed by the Company’s Amended and Restated Certificate of Incorporation (the “Delaware Certificate”) and Amended and Restated Bylaws (the “Delaware Bylaws”). Effective August 3, 2020, the Company filed a Certificate of Designations (the “Delaware Certificate of Designations”) with the Secretary of State of the State of Delaware, establishing the rights, preferences, privileges, qualifications, restrictions and limitations the Company Series A Preferred Stock, which was previously designated prior to the Effective Time by the Certificate of Designations on file with the Secretary of State of Texas, as amended by the Certificate of Amendment and Certificate of Second Amendment to Certificate of Designations (the “Texas Certificate of Designations”).

As part of the Reincorporation Merger, the shareholders approved an increase in the number of authorized shares of capital stock from 21,000,000 shares to 42,000,000 shares, consisting of (i) 40,000,000 shares of Company Common Stock (up from 20,000,000 shares of authorized Predecessor Common Stock), and (ii) 2,000,000 shares of preferred stock, par value $1.00 per share, of the Company (up from 1,000,000 shares of authorized preferred stock, par value $1.00 per share, of the Predecessor Registrant).

While the Company sought to maintain the material rights of stockholders by adopting the Delaware Certificate, the Delaware Bylaws and the Delaware Certificate of Designations with provisions similar to the provisions of the Texas Certificate, Texas Bylaws and the Texas Certificate of Designations, there are also key differences that may impact the rights of stockholders. A description of these differences, as well as certain differences between the TBOC and the DGCL, are included in the definitive proxy statement filed by the Predecessor Registrant with the Securities and Exchange Commission on May 29, 2020 (as supplemented, from time to time, the “2020 Proxy”), under “Proposal 2”, which is incorporated herein by reference.

The description of the Reincorporation Merger and the Reincorporation Merger Agreement contained in this Item 1.01, including those incorporated by reference to the 2020 Proxy, does not purport to be complete and is subject to and qualified in its entirety by reference to the Reincorporation Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The descriptions of the Delaware Certificate, the Delaware Bylaws and the Delaware Certificate of Designations contained herein, including those incorporated by reference to the 2020 Proxy, do not purport to be complete and are qualified in their entirety by the full text of the Delaware Certificate, the Delaware Bylaws and the Certificate of Designations filed as Exhibit 3.3, Exhibit 3.4, and Exhibit 3.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Company Common Stock and Company Series A Preferred Stock, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

Item 2.03 - Creation of A Direct Financial Obligation or an Obligation Under on Off-Balance Sheet Arrangement of a Registrant.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 2.03.

As a result of the Reincorporation Merger, as of the Effective Time, the Company assumed and succeeded to by operation of law all of the prior liabilities and obligations of the Predecessor Registrant, and such liabilities and obligations may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such liabilities and obligations. For more information concerning these liabilities and obligations, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended January 31, 2020, Quarterly Report on Form 10-Q for the quarter ended April 30, 2020, and Current Reports on Form 8-K filed prior to the date hereof, which are incorporated herein by reference.

Item 3.03 - Material Modification to Rights of Security Holders.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 3.03.

Item 5.03 - Amendment to Articles of Incorporation or Bylaws; Change In Fiscal Year.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are incorporated by reference into this Item 5.03.

Item 8.01 Other Events

On August 4, 2020, the Company issued a press release announcing that the Company has completed the reincorporation from the State of Texas to the State of Delaware, and rebranding to “MIND Technology.” A copy of the press release is filed as Exhibit 99.1 to this report and incorporated by reference into Item 8.01.

Cautionary Note Regarding Forward-Looking Statements

Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended January 31, 2020 (especially in Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty about the spread of the COVID-19 virus and the impact it may have on the Company’s operations, the demand for the Company’s products or services, global supply chains and economic activity in general. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger dated as of August 3, 2020, by and between Mitcham Industries, Inc. and MIND Technology, Inc.
3.1	Texas Certificate of Merger, effective as of August 3, 2020.
3.2	Delaware Certificate of Merger, effective as of August 3, 2020.
3.3	Amended and Restated Certificate of Incorporation of MIND Technology, Inc.
3.4	Amended and Restated Bylaws of MIND Technology, Inc.
3.5	Certificate of Designations, Preferences and Rights of MIND Technology, Inc. 9.00% Series A Cumulative Preferred Stock.
4.1	Description of Securities.
99.1	MIND Technology, Inc. press release dated August 4, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND Technology, Inc.

August 7, 2020	By:	/s/ Robert P. Capps

Name: Robert P. Capps
Title: Co-Chief Executive Officer, Executive Vice President-Finance and Chief Financial Officer